HELIX™

T.C.S.

3rd Quarter 2018 Investor Deck

FORWARD LOOKING STATEMENT

This presentation may contain "Forward Looking Statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected."

You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risk that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, risks that we may not realize the anticipated benefits of acquisitions we may make or plan to make, and other risks identified in the Company's 10-K for the fiscal year ended December 31, 2017 and other filings made by the Company with the Securities and Exchange Commission.



EXECUTIVE SUMMARY

Helix TCS's industry-leading technology, compliance and security solutions are tailored to the unique needs of the quickly evolving cannabis industry, enabling powerful data, broad-based customer relationships and government contracts in this rapidly growing market.

This cutting-edge platform is designed to scale internationally, profiting from the inevitable proliferation of legal cannabis without the risk and limitations of being a licensed cannabis producer.

COMPANY OVERVIEW

Helix TCS, Inc.

OTCQB: HLIX

Helix TCS – technology, compliance, and security - is a leading international service provider for the legal cannabis industry

- Customers in 2000+ locations
- 10 government contracts
- International client base
- Industry-leading brands

175% revenue growth from Q3 2017 - Q3 2018

The Integrated Operating Environment

LINES OF BUSINESS

TECHNOLOGY

Helix's technology suite includes the industry-leading seed-to-sale commercial and government tracking and traceability platform BioTrackTHC and the Cannabase wholesale marketplace & advertising platform

COMPLIANCE

Helix's compliance services include the highly secure and reliable state traceability systems chosen and utilized by 10 government entities internationally, as well as compliance consulting packages for all stages of cannabis businesses

SECURITY

Helix's security services include leading physical and digital security packages, as well as comprehensive consulting packages for license applicants and currently licensed cannabis cultivations, processors and retail dispensaries

OUR MISSION

Our mission is to provide clients with the most powerful and effective operating services platform in the legal cannabis industry, helping them better manage risk while increasing profitability

"As we have found in past successful business ventures from Romania to Congo, in frontier markets with shifting legal frameworks and difficult-to-forecast business conditions, integrated operators survive and thrive and we believe that this strategy will enable Helix TCS Inc. to maintain our growth and deliver on the investment promise of legal cannabis."

Zachary L. Venegas, CEO



HELIX™

HELIX™ Technology




RETAIL
POINT OF SALE
Sophia Turner
Categories
Brands
All Products
Bulk Flower
Shopping Cart

cannabase™

The oldest and largest compliant, online wholesale marketplace for licensed cannabis businesses, having represented over 75% of the CO market alone since 2014.

BIOTRACKTHC®

Industry leading point-of-sale system and seed-to-sale tracking platform for cannabis cultivations, manufacturers and retailers. Awarded 10 government state traceability contracts and the market share leader in cannabis dispensary POS software.

HELIX™
Compliance

Helix TCS’s technology & security solutions are designed to ensure business owners and operators stay compliant with complex cannabis regulations

TECHNOLOGY

Helix TCS's technology suite is designed to help business owners and operators stay compliant at every stage of their business

TRACEABILITY

Helix TCS partners with regional, state, and national governments to service powerful state traceability contracts, helping states prevent product diversion or lost tax dollars

SECURITY

Helix TCS's physical security services provide boots on the ground and remote surveillance to support compliance efforts company-wide

HELIX™ Security

Helix TCS's physical and digital security services protect business owners, operators, employees, customers and high-value assets in this long underground industry

PHYSICAL SECURITY

Individuals culled from the ranks of U.S. Military and the nations finest law enforcement provide state-of-the-art de-escalation, arrest control, baton skills and reception duties, as well as building fortification and patrol services

CANNABIS SECURITY

Helix's cannabis security consulting services range from developing comprehensive security plans for license applicants to business security training for personnel and the development of on-site compliance and risk assessment/mitigation strategies

DIGITAL SECURITY

Remote monitoring via high resolution security cameras and commercial grade security systems provide automated burglar/intrusion monitoring and the option to have highly trained guards monitoring cannabis grows and dispensaries 24/7

The North American Legal Cannabis Market

33 States and the District of Columbia have legalized medical cannabis use

10 States and the District of Columbia have legalized recreational cannabis use

39 Million people live in California, which legalized recreational marijuana effective Jan 2018

68 Percent of the U.S. population lives in a state with some degree of marijuana legalization


States where marijuana is legal
Legalized recreational and medical marijuana
Legalized medical marijuana
WA
OR
CA
NV
MT
ND
MN
UT
CO
AZ
NM
OK
MO
AR
LA
IL
MI
OH
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
FL
AK
HI
Insider Inc.

HELIX

The International Legal Cannabis Market



Legal Decriminalized Illegal Illegal (but not often enforced)

HELIX

Source: Wikipedia

The International Legal Cannabis Market

21 countries or territories have legalized cannabis fully or partially for medical and/or adult use.

The UNODC Drug Report estimates that **192 million people** worldwide are marijuana smokers.

Helix's technology, compliance and security platform is **designed to scale internationally** without the risks and limitations of being a licensed cannabis grower, manufacturer or distributor.

Source: Cannabis Business Times, UNODC World Drug Report

The Growing Legal Cannabis Market

$8 billion

The amount U.S. consumers spent on legal cannabis products in 2017, up 21% from 2016

34.6%

The anticipated CAGR of the global legal marijuana market through the forecast period (2016-2025)

$146 billion

The estimated size of the global cannabis market by the end of 2025



Projected Growth of U.S. Marijuana Sales (Billions)
Recreational
Medical
30
25
20
15
10
5
0
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

HELIX

Source: The Cannabis Industry Annual Report, Grand View Research

Helix TCS Q3 Revenue Growth


Quarterly Revenue by Business Line
Helix TCS
BioTrackTHC
'000 of U.S. Dollars
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18

Total revenues increased 176% year over year to $3.1 million

Helix TCS was named the #1 revenue generating company in the Software/Technology (POS) category for 2018 via its flagship point of sale system, BioTrackTHC, by Cannabis Business Executive

Helix TCS Q3 Gross Margin


Helix TCS Quarterly Gross Margin
Gross Profit in '000 USD
$2,000
$1,500
$1,000
$500
$0
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
60%
50%
40%
30%
20%
10%
0%
Gross Margin

Gross profit for the quarter was $1.2 million, a 40% gross margin

Helix TCS Q3 Operational Highlights

- Helix TCS closed the acquisition of Argentine software development firm, Engeni, to lower company development costs and acquire new proprietary technology (view release)
- Independent report highlighted BioTrackTHC as a leading provider, by market share, of dispensary point-of-sale software in the U.S. Cannabis Industry (view release)
- BioTrackTHC was the first point-of-sale system in the cannabis industry to complete a SOC 2 security audit (view release)
- Helix CEO, Zachary Venegas, spoke on mergers and acquisitions at the largest industry conference, Marijuana Business Convention in Las Vegas, NV (view release)
- BioTrackTHC announced the next generation of its platform at the Marijuana Business Convention in Las Vegas to overwhelming positive customer feedback (view release)

Helix TCS Stock Morningstar Analysis

OTCQB: HLIX

"Significantly Undervalued"

★★★★★

Stock Price: $1:00

Morningstar Fair Market Price: $2.43

As of market close December 26, 2018

HELIX™

MORNINGSTAR®

Helix TCS Investor Resources

Learn more about Helix TCS at helixtcs.com

View filings, sign up for investor updates and more at
helixtcs.com/investor-relations

Investor Relations

Scott Ogur, CFO

ir@helixtcs.com

HELIX™

OTCQB: HLIX

HELIX™

T.C.S.

Investor Presentation - February 2019

Disclosures

This presentation may contain "Forward Looking Statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected."

You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risk that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, risks that we may not realize the anticipated benefits of acquisitions we may make or plan to make, and other risks identified in the Company's 10-K for the fiscal year ended December 31, 2017 and other filings made by the Company with the Securities and Exchange Commission.

Market Research and Public Data: This corporate presentation also contains or references certain market, industry, and peer group data which is based upon information from independent industry publications, market research, analyst reports and survey,. and other publicly available sources. Although we believe these sources to be generally reliable, such information is subject to interpretation and cannot be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process, and other inherent limitations and uncertainties. We have not independently verified any of the data from third party sources referred to in this presentation and accordingly, the accuracy and completeness of such data is not guaranteed/

Who Is Helix TCS?

HELIX T.C.S.

Leading Provider of Ancillary Services to the Legal Cannabis Industry

*Building a **Critical Infrastructure Services Platform** to address key compliance and supply chain challenges, enabling a global cannabis supply chain*

> *"As we have found in past successful business ventures from Romania to Congo, in frontier markets with shifting legal frameworks and difficult-to-forecast business conditions, integrated operators survive and thrive and we believe that this strategy will enable Helix TCS Inc. to maintain our growth and deliver on the investment promise of legal cannabis."*
>
> Zachary L. Venegas, CEO



Company Overview

HELIX T.C.S.

Helix TCS, Inc. | OTCQB: HLIX

Helix TCS – Technology, Compliance, Security - is a leading international service provider for the legal cannabis industry

Through our subsidiaries, we have:

- **Customers in 2000+ licensed locations**
- **International client base**
- **9 government contracts**
- **Industry-leading brands in software, security, and wholesale exchange**

175% revenue growth from Q3 2017 - Q3 2018

Our Companies

Cannabase 2016

Online wholesale marketplace and marketing platform

Security Grade 2017

360 digital security services and remote monitoring

Engeni 2018

Software development firm providing support for growing suite of technology

BioTrackTHC 2018

Leading provider of seed-to-sale tracking and dispensary point of sale technology

***Amercanex 2019**

Compliant Electronic Communications Network to facilitate a real-time wholesale cannabis exchange

*Signed definitive agreement Feb, 2019

What We Do

HELIX
T.C.S.

What is a Critical Infrastructure Services Platform?

A technology platform that provides support services that are essential to companies producing, buying, selling, or transporting legal cannabis in a compliant fashion.

Critical Infrastructure Services Focus:

- **Compliance** and regulatory **tracking** requirements
- Facilitating **import and export** compliance across cannabis-legal jurisdictions
- Establishing global **wholesale distribution networks**
- **Data analysis** that leads to **cost efficiency** and business process optimization

Revenue **Momentum**



Quarterly Revenue by Business Line
Helix Security
BioTrackTHC
'000 of U.S. Dollars
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18

Quarterly revenues increased
176% year over year to $3.1 million

Helix TCS' subsidiary, BioTrackTHC, was named the **#1 revenue generating company in the Software/Technology (POS) category for 2018** by Cannabis Business Executive

International **Reach**

HELIX T.C.S.



Key Markets Currently Served:

- All of U.S.
- Canada
- Colombia
- Jamaica
- Australia
- New Zealand
- Puerto Rico

Key Clients

HELIX T.C.S.

Currently Servicing 6/10 of the Largest Multi-State Operators in the U.S. with key clients in Colombia, Australia, and Jamaica

Government Tracking Contracts in 9 Markets:

1. Arkansas
2. Delaware
3. Hawaii
4. Illinois
5. New Mexico
6. New York
7. North Dakota
8. Puerto Rico
9. City of Arcata, CA


City of
ARCATA

*Offices spread geographically to provide **support** spanning **across 5 time zones** in **English and Spanish***

Key Clients (cont’d)

HELIX
T.C.S.

International Cannabis Unveils Global Distribution Management System with Amercanex

“The partnership will connect Amercanex to International Cannabis’ robust portfolio of cannabis and hemp cultivation licenses located in a variety of jurisdictions, including ***Latin America, Africa and Europe.*** *This alliance also permits Amercanex access to International Cannabis’ distribution network of over* ***110 clients, representing approximately 38,000 pharmacies in 17 countries.”***



Current U.S. Legal Cannabis Market

HELIX T.C.S.

33 States and the District of Columbia have legalized medical cannabis use

10 States and the District of Columbia have legalized recreational cannabis use

39 Million people live in California, which legalized recreational marijuana effective Jan 2018

68 Percent of the U.S. population lives in a state with some degree of marijuana legalization

States where marijuana is legal



Legalized recreational and medical marijuana
Legalized medical marijuana
WA
OR
CA
NV
AK
MT
ND
MN
UT
CO
AZ
NM
OK
MO
AR
LA
IL
MI
OH
PA
WV
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
FL
HI

Insider Inc.

International Legal Cannabis Market

HELIX T.C.S.

- **21 countries or territories** have legalized cannabis fully or partially for medical and/or adult use
- The UNODC Drug Report estimates that **192 million people** worldwide are marijuana users
- Helix's Critical Infrastructure Services Platform is **designed to scale internationally** without the risks and limitations of being a licensed cannabis grower, manufacturer or distributor: **as the market grows we grow with it in scale and scope**.

Source: Cannabis Business Times, UNODC World Drug Report

Growing Legal Cannabis Market

HELIX T.C.S.

$8 billion

The amount U.S. consumers spent on legal cannabis products in 2017, up 21% from 2016

34.6%

The anticipated CAGR of the global legal marijuana market through the forecast period (2016-2025)

$146 billion

The estimated size of the global cannabis market by the end of 2025



Projected Growth of U.S. Marijuana Sales (Billions)
Recreational
Medical
30
25
20
15
10
5
0
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: The Cannabis Industry Annual Report, Grand View Research

Executive Leadership

HELIX T.C.S.



Zachary L Venegas
Executive Chairman & CEO



Scott Ogur, CFA
CFO

Key Career Accomplishments

- Founded, invested in and exited multiple venture capital companies with a proven track record in emerging markets and global M&A.
- Founded Helix TCS and in three years executed a reverse merger, uplisting to the OTCQB, completed multiple successful acquisitions, and became the leading provider of seed to sale tracking and dispensary point of sale in the U.S.

Veteran business partnership of 15+ years

Key Updates

HELIX T.C.S.

Helix TCS Subsidiary BioTrackTHC Unveiled

Next Generation Seed-to-Sale System At MJBizCon 2018

> *"This iteration will update BioTrackTHC's legacy platform with a clean and intuitive interface, world-class API capabilities, and innovative new feature sets designed to meet the ever-changing needs of licensed cannabis businesses worldwide."*


RETAIL
POINT OF SALE

Key Updates (cont'd)

HELIX T.C.S.

Multiple Independent Reports Highlight BioTrackTHC as Leading Provider of Dispensary Point-of-Sale Software in U.S. Cannabis Industry

"5 Vendors Account for 80% of the Adult-Use Point-of-Sale Market"
BioTrackTHC is #1 with 28%

*"One Vendor **Dominates** Medical-Only States for **Point-of-Sale** … That company is BioTrackTHC with a **53% market share** – nearly twice that of the second-largest vendor in terms of market share in medical-only states"*



Helix TCS was named the #1 revenue generating company in the Software/Technology (POS) category for 2018 via its flagship point of sale system, BioTrackTHC, by Cannabis Business Executive

Summary



Helix TCS's industry-leading technology, compliance, and security solutions are designed to address key challenges in supply chain management, compliance, tracking, and wholesale product sourcing on a global scale for the legal cannabis industry. The platform is designed in a way that will organically scale alongside expanding enterprise-level businesses, benefiting from the inevitable proliferation of the emerging industry and the financial success of plant-touching operators.

We will achieve this vision by leveraging BioTrack's increasingly dominant market presence, combined with the deployment of its next generation solution in Spring 2019, which will act as the backbone required to integrate each of our acquired technology products, creating a Critical Infrastructure Services Platform that will be brought to market by the company's marquee, multi-market clients in the U.S. and abroad.

Questions?

HELIX T.C.S.

Learn More

Learn more about Helix TCS at helixtcs.com

View filings, sign up for investor updates, and more at helixtcs.com/investor-relations

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Contact Us

Scott Ogur, CFO | ir@helixtcs.com | (720) 328-5372 ext 4